Preferred Stock Loan	9 Months Ended
Sep. 30, 2023
Cytovia Therapeutics Inc [Member]
Class of Stock [Line Items]
Preferred Stock Loan

  6. Preferred Stock Loan

Preferred stock loans were issued in the beginning of August totaling $195,802. The investors have the right to purchase common or preferred stock of the Company “Capital Stock” at a discount rate of 30% upon the execution of an Equity financing agreement. In the event of the termination of this agreement, a liquidation event, or a dissolution event, the investors have the right to the return of their investment in cash. This right is subordinate to outstanding indebtedness and creditor claims but senior to common stock.